UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On December 13, 2004, PeopleSoft, Inc. (“PeopleSoft”) announced that it agreed to a definitive merger agreement with Oracle Corporation (“Oracle”) pursuant to which Pepper Acquisition Corp., a subsidiary of Oracle, will acquire all PeopleSoft shares for $26.50 per share in cash. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Press Release issued by PeopleSoft, Inc. on December 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2004

PEOPLESOFT, INC.
By:	/s/ Kevin T. Parker
Kevin T. Parker
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by PeopleSoft, Inc. on December 13, 2004